SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Diversified Market Neutral Fund

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading under the  “Investment Advisor - Deutsche Investment Management Americas Inc.” sub-section of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Mihir Meswani, Director, DIMA. Portfolio Manager of the fund. Began managing the fund in 2014.

Chris Umscheid, Director, DIMA. Portfolio Manager of the fund. Began managing the fund in 2013.

Owen Fitzpatrick, CFA, Managing Director, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

Pankaj Bhatnagar, PhD, Managing Director, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

The following information replaces the existing disclosure contained under the “Deutsche Investment Management Americas Inc.” sub‐heading of the “MANAGEMENT” section of the fund’s prospectus:

Mihir Meswani, Director, DIMA. Portfolio Manager of the fund. Began managing the fund in 2014.

·	Joined Deutsche Asset & Wealth Management in 2014 with 21 years of industry experience in asset allocation and portfolio management of multi-asset class portfolios.

·
Previously, he worked at Mount Yale Capital Group where he was a portfolio manager for the group’s alternative mutual funds. Prior to that, he was Chief Investment Strategist at Sandalwood Securities, where he was a member of the Investment Committee with direct responsibility for the portfolio management of Sandalwood’s fund of hedge funds and alternative mutual fund portfolio.

·
Previously, he held a position as Director of Public Investments for the Robert Wood Johnson Foundation where he managed assets across equity and fixed income, hedge funds, credit and real assets. He also worked for Bank of America and JP Morgan in similar roles.

·	BS in Finance and a BA in Economics, Rutgers University.

Chris Umscheid, Director, DIMA. Portfolio Manager of the fund. Began managing the fund in 2013.

·	Global Head of Hedge Fund Research and Due Diligence and Member of the Global Hedge Fund Investment Committee: New York.

·
Joined Deutsche Asset & Wealth Management in 2007 with 13 years of industry experience; previously, served as a Portfolio Manager for Fund of Hedge Funds at Wafra Investment Advisory Group, a Portfolio Manager and Director of Research at Yankee Advisers, LLC and a Senior Analyst at Phoenix Advisers Inc. Began career as a Financial Analyst at Goldman Sachs.

·	AB in Economics, Dartmouth College.

Owen Fitzpatrick, CFA, Managing Director, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

·	Joined Deutsche Asset & Wealth Management in 1995.

·
Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

·
Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer’s Hanover Trust Company.

·	BA and MBA, Fordham University.

Pankaj Bhatnagar, PhD, Managing Director, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

·	Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

·	Portfolio Manager for the Quantitative Group: New York.

·	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Please Retain This Supplement for Future Reference

December 16, 2014
PROSTKR-467